abrdn Funds

(the “Trust”)

abrdn Global High Income Fund

(the “Fund”)

Supplement dated June 23, 2022 to the Fund’s Summary Prospectus,

dated February 28, 2022, as supplemented to date (the “Summary Prospectus”)

Effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 7 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Ben Pakenham	Head of Euro High Yield and Loans	2016*
George Westervelt, CFA®	Head of Global High Yield	2019*
Matthew Kence	Investment Director	2019*
Arthur Milson	Investment Director	2019*

* Includes service to Predecessor Fund.

Please retain this Supplement for future reference